Exhibit 10.1

Execution Version

SEVENTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTEENTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 10, 2024 (including the annexes, schedules, exhibits and other attachments hereto, this “Seventeenth Amendment”), by and among Vistra Operations Company LLC, a Delaware limited liability company (the “Borrower”), Vistra Intermediate Company LLC, a Delaware limited liability company (“Holdings”), the other Credit Parties (as defined in the Credit Agreement referred to below) party hereto, the Lenders party hereto and Citibank, N.A., as Administrative Agent and as Collateral Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement (as modified hereby).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 3, 2016 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Seventeenth Amendment Effective Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Letter of Credit Issuers party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein;

WHEREAS, pursuant to Sections 13.1 and 13.7 of the Credit Agreement, the Borrower and certain of the Lenders party hereto constituting not less than (i) all of the Lenders holding 2018 Incremental Term Loans directly and adversely affected by the terms of this Seventeenth Amendment and the transactions contemplated hereby and (ii) the Required Lenders (determined immediately prior to giving effect to this Seventeenth Amendment) agree to a decrease of the interest rate margins applicable to the 2018 Incremental Term Loans under the Credit Agreement as set forth herein, in each case subject to the terms and conditions hereof; and

WHEREAS, pursuant to Section 13.1 of the Credit Agreement, the Borrower and certain of the Lenders party hereto constituting not less than the Required Lenders (determined immediately prior to giving effect to this Seventeenth Amendment) agree to amend certain other provisions of the Credit Agreement as set forth herein, in each case subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A. Amendments to the Credit Agreement. On the Seventeenth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

1. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Seventeenth Amendment” means that certain Seventeenth Amendment, dated as of the Seventeenth Amendment Effective Date, among Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.

“Seventeenth Amendment Effective Date” shall mean December 10, 2024.

“Seventeenth Amendment Repricing Transaction” shall mean (a) any prepayment or repayment of 2018 Incremental Term Loans with the proceeds of, or any conversion of 2018 Incremental Term Loans into, any substantially concurrent issuance of new or replacement tranche of broadly syndicated senior secured first lien term loans under credit facilities the primary purpose of which is to reduce the Yield applicable to the 2018 Incremental Term Loans and (b) any amendment to the 2018 Incremental Term Loans (or any exercise of any “yank-a-bank” rights in connection therewith)

the primary purpose of which is to reduce the Yield applicable to the 2018 Incremental Term Loans; provided that a Seventeenth Amendment Repricing Transaction shall not include any such prepayment, repayment, conversion or amendment in connection with (i) a Change of Control or other “change of control” transaction or (ii) any acquisition or investment by the Borrower or any Restricted Subsidiary that is either (x) not permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or investment or (y) if permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or investment, would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility under this Agreement for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower in good faith.

2. The definition of “Applicable ABR Margin” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting a new definition in lieu thereof as follows:

“Applicable ABR Margin” shall mean, in the case of each ABR Loan that is a 2018 Incremental Term Loan (x) at any date prior to the Seventeenth Amendment Effective Date, 1.00% per annum and (y) at any date on or after the Seventeenth Amendment Effective Date, 0.75% per annum.

3. The definition of “Applicable Term SOFR Margin” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting a new definition in lieu thereof as follows:

“Applicable Term SOFR Margin” shall mean, in the case of each Term SOFR Loan that is a 2018 Incremental Term Loan (x) at any date prior to the Seventeenth Amendment Effective Date, 2.00% per annum and (y) at any date on or after the Seventeenth Amendment Effective Date, 1.75% per annum.

4. The definition of “Joint Lead Arrangers” appearing in Section 1.1 of the Credit Agreement is hereby amended by (x) deleting the language “thereby and” appearing immediately prior to clause (k) thereof and inserting the language “thereby,” in lieu thereof, (y) deleting the language “thereby.” appearing at the end of clause (k) thereof and inserting the language “thereby and” in lieu thereof and (z) inserting a new clause (l) as follows:

“(l) Goldman Sachs Bank USA, Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, Bank of America, N.A., Barclays Bank PLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., Citibank, N.A., Credit Agricole Corporate and Investment Bank, JPMorgan Chase Bank, N.A., KeyBanc Capital Markets Inc., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Natixis, New York Branch, Royal Bank of Canada, Societe Generale, Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia and Truist Securities, Inc. as joint lead arrangers and joint bookrunners, in each case, for the Lenders under the Seventeenth Amendment and with respect to the transactions contemplated thereby.”

5. Section 4.1(b) of the Credit Agreement is hereby amended by inserting a new clause (v) as follows:

“(v) In the event that, after the Seventeenth Amendment Effective Date and prior to the six month anniversary of the Seventeenth Amendment Effective Date, the Borrower (x) makes any prepayment or repayment of 2018 Incremental Term Loans in connection with any Seventeenth Amendment Repricing Transaction or (y) effects any amendment of this Agreement resulting in a Seventeenth Amendment Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders holding 2018 Incremental Term Loans, as applicable, (I) in the case of clause (x), a prepayment premium of 1.00% of the principal amount of the

2018 Incremental Term Loans being prepaid in connection with such Seventeenth Amendment Repricing Transaction and (II) in the case of clause (y), an amount equal to 1.00% of the aggregate amount of the applicable 2018 Incremental Term Loans of non-consenting Lenders outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such amendment.”

B. Conditions Precedent. This Seventeenth Amendment shall become effective as of the first date (the “Seventeenth Amendment Effective Date”) when each of the conditions set forth in this Section B shall have been satisfied:

1. The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) each of the other Credit Parties, (iii) the Administrative Agent and the Collateral Agent, (iii) any Person that acquires any 2018 Incremental Term Loans from any Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender as contemplated by Section B.5 below, (iv) the Required Lenders (determined immediately prior to giving effect to this Seventeenth Amendment) and (v) each 2018 Incremental Term Loan Lender (determined after giving effect to Section B.5 below).

2. The Borrower shall have (a) paid all fees and other amounts earned, due and payable to any Joint Lead Arranger pursuant to any agreements or arrangements entered into on or prior to the Seventeenth Amendment Effective Date pursuant to which the Borrower has agreed to compensate any such Joint Lead Arranger on or prior to the Seventeenth Amendment Effective Date in connection with the transactions contemplated by this Seventeenth Amendment and (b) to the extent invoiced at least three (3) Business Days prior to the Seventeenth Amendment Effective Date, reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this Seventeenth Amendment and any other reasonable and documented out-of-pocket expenses of the Agents, including the reasonable fees, charges and disbursements of counsel for Agents as required to be paid or reimbursed pursuant to the Credit Agreement.

3. The Administrative Agent shall have received (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the Seventeenth Amendment Effective Date, certifying as to (I) the accuracy (with respect to clauses (i), (ii) and (iii) of Section C.2 of this Seventeenth Amendment, in all material respects) of the matters set forth in Section C.2 of this Seventeenth Amendment and (II) the satisfaction of the condition set forth in Section B.4 of this Seventeenth Amendment.

4. No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this Seventeenth Amendment and the transactions contemplated by this Seventeenth Amendment).

5. (x) The 2018 Incremental Term Loans held by each Term Loan Lender holding 2018 Incremental Term Loans immediately prior to the Seventeenth Amendment Effective Date that has not executed and delivered a counterpart of this Seventeenth Amendment to the Administrative Agent on or prior to 3:00 p.m. (New York City time) on December 4, 2024 (or such later time and date as Goldman Sachs Bank USA may agree in its sole discretion), and constitutes a Non-Consenting Lender as contemplated by Section 13.7(b) of the Credit Agreement (each, a “Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender”) shall have been assigned to an assignee Lender in accordance with Sections 13.6(b) and 13.7 of the Credit Agreement, (y) any fees, costs and any other expenses in connection with such assignment arising under Sections 2.11 and 13.6 of the Credit Agreement shall have been paid in full or, in the case of transfer fees payable in connection with an assignment, waived by the Administrative Agent (it being understood that the Administrative Agent has waived the right to receive any processing and recordation fee as provided in Section 13.6(b)(ii) of the Credit Agreement in connection with this Seventeenth Amendment and the transactions contemplated hereby) and (z) all accrued and unpaid interest on all 2018 Incremental Term Loans of each Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender shall have been paid in full by the assignee Lender to such Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender in accordance with Section 13.7(b) of the Credit Agreement.

6. The Borrower shall have paid on the Seventeenth Amendment Effective Date, all accrued and outstanding interest with respect to the 2018 Incremental Term Loans outstanding immediately prior to the effectiveness of this Seventeenth Amendment on the Seventeenth Amendment Effective Date (irrespective of whether such accrued amounts are otherwise then due and payable by the terms of the Credit Agreement).

7. The Administrative Agent shall have received, at least two Business Days prior to the Seventeenth Amendment Effective Date, all documentation and other information with respect to the Credit Parties that is requested by the Administrative Agent or a Lender party hereto and is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case, to the extent reasonably requested in writing at least five (5) Business Days prior to the Seventeenth Amendment Effective Date by the Administrative Agent or any Lender party hereto.

C. Other Terms.

1. Terms Related to Replacement. The parties hereto agree that (i) the Interest Periods applicable to the outstanding 2018 Incremental Term Loans as of the Seventeenth Amendment Effective Date shall not be affected by this Seventeenth Amendment and (ii) the Borrower is exercising its rights under Section 13.7 of the Credit Agreement in connection with this Seventeenth Amendment to require that each Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender assign all of its interests, rights and obligations under the Credit Documents to one or more assignees identified by the Borrower or the Administrative Agent, and the Administrative Agent shall coordinate the transfer of all 2018 Incremental Term Loans of each such Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender to the identified assignees, which transfers shall be effected in accordance with Sections 13.6 and 13.7(b) of the Credit Agreement (subject to Section C.12 of this Seventeenth Amendment) and shall be effective as of the Seventeenth Amendment Effective Date, and each assignee acquiring 2018 Incremental Term Loans in connection with such transfers shall have provided a signature page to this Seventeenth Amendment consenting hereto with respect to such acquired 2018 Incremental Term Loans.

2. Credit Party Certifications. By execution of this Seventeenth Amendment, each Credit Party hereby certifies, solely with respect to itself and on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the Seventeenth Amendment Effective Date:

(i)

such Credit Party has the corporate or other organizational power and authority to execute and deliver this Seventeenth Amendment and carry out the terms and provisions of this Seventeenth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Seventeenth Amendment and performance of this Seventeenth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby);

(ii)

such Credit Party has duly executed and delivered this Seventeenth Amendment and each of this Seventeenth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code);

(iii)

none of the execution and delivery by such Credit Party of this Seventeenth Amendment, the performance by such Credit Party of this Seventeenth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of Holdings, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby or the Collateral Trust Agreement) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which Holdings, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of such Credit Party;

(iv)

the representations and warranties of such Credit Party contained in the Credit Agreement and the other Credit Documents (in each case, as modified hereby) are true and correct in all material respects on and as of the Seventeenth Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the Seventeenth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(v)	no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby; and

(vi)	the Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2). The applicable exclusion is 31 C.F.R. §1020.315(b)(5).

3. Borrower Covenants. By its execution of this Seventeenth Amendment, the Borrower hereby covenants that the Borrower shall make any payments to Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender required pursuant to Section 2.11 of the Credit Agreement in connection with the 2018 Incremental Term Loans.

4. Amendment, Modification and Waiver. This Seventeenth Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in accordance with the provisions of Section 13.1 of the Credit Agreement.

5. Entire Agreement. This Seventeenth Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6. GOVERNING LAW. THIS SEVENTEENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Severability. Any term or provision of this Seventeenth Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Seventeenth Amendment or affecting the validity or enforceability of any of the terms or provisions of this Seventeenth Amendment in any other jurisdiction. If any provision of this Seventeenth Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

8. Counterparts. This Seventeenth Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Seventeenth Amendment shall be effective as delivery of an original executed counterpart of this Seventeenth Amendment and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Seventeenth Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

9. Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:

a.

submits for itself and its property in any legal action or proceeding relating to this Seventeenth Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

b.

consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

c.

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;

d.	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

e.

subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section C.9 any special, exemplary, punitive or consequential damages; and

f.	agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SEVENTEENTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

11. Reaffirmation. By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the Seventeenth Amendment Effective Date and after giving effect to this Seventeenth Amendment and the transactions contemplated hereby, all Obligations of the Borrower shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this Seventeenth Amendment, as of the Seventeenth Amendment Effective Date and after giving effect thereto, the Security Documents continue to be in full force and effect, (B) agrees that, as of the Seventeenth Amendment Effective Date and after giving effect to this Seventeenth Amendment and the transactions contemplated hereby, all of the Liens and security interests created and arising under each Security Document to which it is a party remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as modified hereby) and (C) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Credit Document (as modified hereby) to which it is a party, in each case after giving effect to this Seventeenth Amendment and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents (as modified hereby) to which it is a party to secure such Obligations, all as provided in the Security Documents (as modified hereby), and acknowledges and agrees that, as of the Seventeenth Amendment Effective Date, such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents, in each case after giving effect to this Seventeenth Amendment effected hereby and the other transactions contemplated hereby; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this Seventeenth Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement (as modified hereby). This Seventeenth Amendment shall not extinguish the obligations of the parties outstanding under the Security Documents or discharge, release or otherwise change the priority of any Lien on any Collateral pursuant to any of the Security Documents. Nothing herein contained shall be construed as a substitution or novation of the obligations, guarantees and liabilities outstanding under the Security Documents, and it is the intent of the parties hereto to confirm that all of the respective obligations of each of the Borrower and each other Credit Party under the Security Documents to which it is a party shall continue in full force and effect.

12. Assignments. The Borrower and the Administrative Agent hereby consent to (a) each assignment of 2018 Incremental Term Loans made by any Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender to any assignee in connection with the replacement of any Seventeenth Amendment Non-Consenting 2018 Incremental Term Loan Lender (but only to the extent the applicable assignee is Goldman Sachs Bank USA, an affiliate thereof or has been identified on a list approved by the Borrower on or prior to Seventeenth Amendment Effective Date) and (b) each assignment of 2018 Incremental Term Loans made by the assignee referred to in immediately preceding clause (a) to any assignee (but only to the extent the applicable assignee (or an affiliate thereof) has been identified on a list approved by the Borrower on or prior to the Seventeenth Amendment Effective Date).

13. Miscellaneous. This Seventeenth Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents (in each case, as modified hereby). Except as specifically modified by this Seventeenth Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Seventeenth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Seventeenth Amendment as of the date first set forth above.

CITIBANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani Title: Managing Director

CITIBANK, N.A., as a Lender

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani Title: Managing Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christopher J. Heitker
Name: Christopher J. Heitker Title: Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

BANK OF MONTREAL, as a Lender

By:	/s/ Darren Thomas
Name: Darren Thomas Title: Managing Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Kevin Crealese
Name: Kevin Crealese Title: Managing Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
Name: Cara Younger Title: Managing Director

By:	/s/ Armen Semizian
Name: Armen Semizian Title: Managing Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

BNP PARIBAS, as a Lender

By:	/s/ Frank Delaney
Name: Frank Delaney Title: Managing Director

By:	/s/ Miko McGuire
Name: Miko McGuire Title: Vice President

[Signature Page to Vistra Operations Company Seventeenth Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford Title: Managing Director

By:	/s/ Kevin Gay
Name: Kevin Gay Title: Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Thomas Manning
Name: Thomas Manning Title: Authorized Signatory

[Signature Page to Vistra Operations Company Seventeenth Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Santiago Gascon
Name: Santiago Gascon Title: Vice President

[Signature Page to Vistra Operations Company Seventeenth Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bahar Lotfalian
Name: Bahar Lotfalian Title: Senior Vice President

[Signature Page to Vistra Operations Company Seventeenth Amendment]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name: Edward Sacks Title: Managing Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Taylor Tripucka
Name: Taylor Tripucka Title: Vice President

[Signature Page to Vistra Operations Company Seventeenth Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Taylor Tripucka
Name: Taylor Tripucka Title: Authorized Signatory

[Signature Page to Vistra Operations Company Seventeenth Amendment]

MUFG BANK, LTD., as a Lender

By:	/s/ Jeffrey Fesenmaier
Name: Jeffrey Fesenmaier
Title: Managing Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Yash Anand
Name: Yash Anand
Title: Managing Director

By:	/s/ Jake Reinbolt
Name: Jake Reinbolt
Title: Associate

[Signature Page to Vistra Operations Company Seventeenth Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Vistra Operations Company Seventeenth Amendment]

SOCIETE GENERALE, as a Lender

By:	/s/ Richard Bernal
Name: Richard Bernal
Title: Managing Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Alkesh Nanavaty
Name: Alkesh Nanavaty
Title: Executive Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Ben Gohman
Name: Ben Gohman
Title: Managing Director, Authorized Signatory

[Signature Page to Vistra Operations Company Seventeenth Amendment]

TRUIST BANK, as a Lender

By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

[Signature Page to Vistra Operations Company Seventeenth Amendment]

VISTRA OPERATIONS COMPANY LLC, as Borrower

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

VISTRA INTERMEDIATE COMPANY LLC, as Holdings

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

[Signature Page to Vistra Operations Company Seventeenth Amendment]

BELLINGHAM POWER GENERATION LLC
BIG BROWN POWER COMPANY LLC
BLACKSTONE POWER GENERATION LLC
CALUMET ENERGY TEAM, LLC
CASCO BAY ENERGY COMPANY, LLC
COFFEEN AND WESTERN RAILROAD COMPANY
COLETO CREEK ENERGY STORAGE LLC
COLETO CREEK POWER, LLC
DALLAS POWER & LIGHT COMPANY, INC.
DICKS CREEK POWER COMPANY LLC
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY CONESVILLE, LLC
DYNEGY KILLEN, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY OPERATING COMPANY
DYNEGY POWER MARKETING, LLC
DYNEGY RESOURCES GENERATING HOLDCO, LLC
DYNEGY SOUTH BAY, LLC
DYNEGY STUART, LLC
ENNIS POWER COMPANY, LLC
EQUIPOWER RESOURCES CORP.
FAYETTE POWER COMPANY LLC
GENERATION SVC COMPANY
HANGING ROCK POWER COMPANY LLC
HAYS ENERGY, LLC
HOPEWELL POWER GENERATION, LLC
ILLINOIS POWER GENERATING COMPANY
ILLINOIS POWER RESOURCES GENERATING, LLC
ILLINOIS POWER RESOURCES, LLC
ILLINOVA CORPORATION
IPH, LLC
KENDALL POWER COMPANY LLC
KINCAID GENERATION, L.L.C.
LA FRONTERA HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC
LIBERTY ELECTRIC POWER, LLC
LONE STAR ENERGY COMPANY, INC.
LONE STAR PIPELINE COMPANY, INC.

[Signature Page to Vistra Operations Company Seventeenth Amendment]

LUMINANT ADMINISTRATIVE SERVICES COMPANY
LUMINANT COAL GENERATION LLC
LUMINANT COMMERCIAL ASSET MANAGEMENT LLC
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY LLC
LUMINANT GAS IMPORTS LLC
LUMINANT GENERATION COMPANY LLC
LUMINANT MINING COMPANY LLC
LUMINANT POWER GENERATION, LLC
LUMINANT POWER LLC
MASSPOWER, LLC
MIAMI FORT POWER COMPANY LLC
MIDLOTHIAN ENERGY, LLC
MILFORD POWER COMPANY, LLC
MORRO BAY ENERGY STORAGE 1, LLC
MORRO BAY ENERGY STORAGE 2, LLC
MORRO BAY POWER COMPANY LLC
MOSS LANDING ENERGY STORAGE 4, LLC
MOSS LANDING POWER COMPANY LLC
NCA LAND HOLDINGS, LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
NEPCO SERVICES COMPANY
NORTHEASTERN POWER COMPANY
OAK GROVE MANAGEMENT COMPANY LLC
OAKLAND ENERGY STORAGE 2, LLC
OAKLAND ENERGY STORAGE 3, LLC
OAKLAND POWER COMPANY LLC
ONTELAUNEE POWER OPERATING COMPANY, LLC
PLEASANTS ENERGY, LLC
SANDOW POWER COMPANY LLC
SAYREVILLE POWER GENERATION LP
SAYREVILLE POWER GP INC.
SAYREVILLE POWER HOLDINGS LLC
SITHE ENERGIES, INC.
SITHE/INDEPENDENCE LLC
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
TEXAS ELECTRIC SERVICE COMPANY, INC.
TEXAS ENERGY INDUSTRIES COMPANY, INC.
TEXAS POWER & LIGHT COMPANY, INC.
TEXAS UTILITIES COMPANY, INC.

[Signature Page to Vistra Operations Company Seventeenth Amendment]

TEXAS UTILITIES ELECTRIC COMPANY, INC.
TRINIDAD POWER STORAGE LLC
TXU ELECTRIC COMPANY, INC.
VISTRA ASSET COMPANY LLC
VISTRA CORPORATE SERVICES COMPANY
VISTRA EP PROPERTIES COMPANY
VISTRA FINANCE CORP.
VISTRA INSURANCE SOLUTIONS LLC
VISTRA VISION HOLDINGS I LLC
VISTRA VISION MANAGEMENT LLC
VZ DEVELOPMENT LLC
WASHINGTON POWER GENERATION LLC
WISE COUNTY POWER COMPANY, LLC
WISE-FUELS PIPELINE, INC.
ZIMMER POWER COMPANY LLC, as Subsidiary Guarantors

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

[Signature Page to Vistra Operations Company Seventeenth Amendment]